LEASES	12 Months Ended
Dec. 31, 2024
LEASES [Abstract]
LEASES

20. LEASES

As of December 31, 2024, the Company’s lease portfolio consisted of operating and finance leases, in which the Company is the lessee, primarily for real estate property for offices around the world. In addition, the Company has various live event production service arrangements that contain operating and finance equipment leases. The Company’s real estate leases have remaining lease terms of approximately one year to 26 years, some of which include one or more options to renew. These renewal terms can extend the lease term and are included in the lease term when it is reasonably certain that the Company will exercise the option. The Company’s equipment leases, which are included as part of various operating service arrangements, generally have remaining lease terms of approximately one year to six years. Generally, no covenants are imposed by the Company’s lease agreements.

On May 21, 2024, the Company amended its WWE global headquarters lease to reduce the leased space by approximately 20,025 rentable square feet. The lease reduction will result in rental savings of approximately $13.9 million over the remainder of the initial 15-year base term. The lease amendment requires a partial termination fee of approximately $2.2 million to be paid in installments through November 15, 2025. No other material changes were made to the existing lease terms. The lease amendment was accounted for as a lease modification during the second quarter of 2024, which resulted in a reduction to the
Company’s finance lease liability and finance lease right-of-use asset of $21.4 million and $20.8 million, respectively, and a gain on the partial termination of $0.6 million recorded as a component of other income (expense), net, within the Company’s combined statement of operations for the year ended December 31, 2024.

Quantitative Disclosures Related to Leases

The following table provides quantitative disclosure about the Company’s operating and finance leases for the periods presented (dollars in thousands):

	Year Ended December 31,
	2024	2023	2022
Lease costs
Finance lease costs:
Amortization of right-of-use assets	$22,924	$7,227	$1,200
Interest on lease liabilities	20,246	6,997	900
Operating lease costs	21,956	16,725	10,658
Other short-term and variable lease costs	1,086	1,480	936
Total lease costs	$66,212	$32,429	$13,694

Other information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from finance leases	$22,531	$8,072	$1,756
Operating cash flows from operating leases	$20,643	$15,867	$11,783
Finance cash flows from finance leases	$12,111	$938	$—
Right-of-use assets obtained in exchange for new finance lease liabilities (1)	$22,937	$257,359	$—
Right-of-use assets obtained in exchange for new operating lease liabilities (1)	$7,249	$24,356	$15,528

	As of December 31,
	2024	2023
Weighted-average remaining lease term (in years) - finance leases	23.3	24.3
Weighted-average remaining lease term (in years) - operating leases	5.1	6.1
Weighted-average discount rate - finance leases	8.2%	8.2%
Weighted-average discount rate - operating leases	6.7%	6.7%
(1)
The amounts for the year ended December 31, 2023 are primarily related to the assets acquired from WWE as discussed in Note 4, Acquisition of WWE.

Maturity of lease liabilities as of December 31, 2024, were as follows (in thousands):

	Operating	Finance
	Leases	Leases
2025	$20,956	$33,325
2026	18,969	37,915
2027	14,867	24,778
2028	7,935	18,209
2029	5,285	18,209
Thereafter	15,378	447,746
Total future minimum lease payment	83,390	580,182
Less: imputed interest	(13,896)	(328,641)
Present value of future minimum lease payments	69,494	251,541
Less: current portion of operating lease liabilities	(17,028)	(15,582)
Long-term operating lease liabilities	$52,466	$235,959